National Fuel Gas Company Investor Presentation September 2012 Exhibit 99

September 2012
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,”
“estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements:  factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the
Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions;
changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the
Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.
Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at
www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at
www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk
Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2011 and Forms 10-Q for the periods ended December 31, 2011, March 31, 2012, and June 30, 2012. The
Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

September 2012
National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
Upstream
Crude Oil
Midstream Downstream
National Fuel Gas
Supply Corporation
Empire Pipeline, Inc.
National Fuel Gas
Midstream Corporation
National Fuel Gas
Distribution
Corporation
National Fuel
Resources, Inc.
The strategic, operational and financial benefits created by the integrated mix of assets continues to generate
significant long-term value for the Company in nearly all
economic and commodity price scenarios
Upstream
Natural Gas
Seneca Resources
Corporation
(West Division)
Seneca Resources
Corporation
(East Division)

September 2012
National Fuel Gas Company

Integrated Business Mix Provides Financial Balance
Note: A reconciliation of EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

September 2012 National Fuel Gas Company 5 Highly Integrated Assets with Significant Marcellus Exposure…

September 2012 National Fuel Gas Company 6 …And Exposure to Growth from the Utica Shale

September 2012
National Fuel Gas Company

Capital Spending Flexibility to Maintain Financial Strength
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
To the extent additional infrastructure
expansions are available, additional capital
remains flexible and will be deployed based
upon return-driven decision making
September 2012

September 2012
Short-Term
Debt
2.0%
National Fuel Gas Company
8
Strong Balance Sheet and Liquidity Position
Capital Resources
$3.458 Billion
(1)
As of June 30, 2012
(1) Includes Notes Payable to Banks and Commercial Paper of $70.2 million and Current Portion of Long-Term Debt of $250.0 million as of June 30, 2012.
Shareholders’
Equity
57.5%
Long-Term
Debt
40.5%
Total Short-Term Capacity: $1,085 Million
Committed Credit Facility:  $750 Million
Syndicated facility extends until January 6,
2017
Uncommitted Lines of Credit: $335 Million
$20.2 million of outstanding short-term
notes payable to banks as of June 30, 2012
$300.0 Million Commercial Paper Program
backed by Committed Credit Facility
$50.0 million of outstanding commercial
paper  as of June 30, 2012

September 2012
National Fuel Gas Company

Dividend Track Record
Current
Dividend Yield
(1)
2.9%
Dividend Consistency
Consecutive Dividend Payments 110 Years
Consecutive Dividend Increases 42 Years
Current Annualized Dividend Rate $1.46 per Share
(1) As of August 28, 2012

September 2012 Pipeline & Storage / Midstream 10

September 2012
Midstream Businesses

Ongoing Expansion to Transport Appalachian Production
Gathering
Marcellus
Production
Serving
Southwest PA
Producers
Longer-Term
Infrastructure
Expansions
Shipping Gas
to Canada &
Northeast

September 2012
Midstream Businesses

A Closer Look at the Expansion Progress
COVINGTON
GATHERING
SYSTEM
(In-Service)
TROUT RUN
GATHERING SYSTEM
(In-Service)
WEST TO EAST
OVERBECK TO LEIDY
TIOGA
COUNTY
EXTENSION
(In-Service)
LINE “N” EXPANSION
(In-Service)
NORTHERN ACCESS
EXPANSION
(Under Construction)
CENTRAL TIOGA
COUNTY EXTENSION
(2014/2015)
LINE “N” 2012
EXPANSION
(Under Construction)
MERCER
EXPANSION
PROJECT
(2014 In-Service)

September 2012
NFG Midstream

Using a History of Excellence to Serve Appalachian Producers
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
History of operational success and
efficiency within Pennsylvania
Original priority had been to assist
Seneca’s growing development
program and utilize those systems to
gather 3
rd
party producer volumes
As a result of Seneca’s delayed
development plans, the current focus is
shifting to expanding infrastructure for
others in the basin
TGP 300
Transco
Tioga County
Lycoming County

September 2012
Pipeline & Storage

Regulatory Rate Filings
National Fuel Gas Supply Corporation Empire Pipeline, Inc.
Filed a general rate case with FERC on
October 31, 2011 as part of an
agreement from a 2006 rate settlement
On April 14, 2012 an agreement in
principle was reached to settle the rate
case, with new rates effective May 1,
2012
Parties agreed to a cost of service of
$166.9 million
There was no agreed upon return on
equity (ROE)
A fuel tracker will replace the fuel
retainer of 1.4% in the previous rates
Filed a cost and revenue study on
March 14, 2012 as part of a 2006
FERC order related to Empire’s
transition to a FERC-regulated
interstate pipeline
Filing did not propose any changes
to the current rate structure

September 2012 Utility 15

September 2012
Utility

Providing Financial Stability
9.8%
10.6% 10.5%
10.9%
13.2%
14.7%
18.8%
12.4%
0.0%
10.0%
20.0%
30.0%
2009 2010 2011 TME
6/30/2012
Fiscal Year
Return on Equity
NY PA
Allowed ROE - NY Approx. Settled  ROE - PA
Rate Mechanisms
New York & Pennsylvania
Low Income Rates
Choice Program/POR
Merchant Function Charge
New York only
Revenue Decoupling
90/10 Sharing
Weather Normalization

September 2012
Utility

Continued Cost Control Helps Provide Earnings Stability
Low natural gas prices,
combined with a focus
on cost control, continue
to help reduce expenses
$178
$164
$167
$168
$168
$25
$27
$14
$11
$9
$203
$191
$181
$179
$177
$0
$50
$100
$150
$200
$250
2008 2009 2010 2011 12 Months Ended
June 30, 2012
Fiscal Year
All Other O&M Expenses O&M Expense
- Uncollectibles

September 2012
Utility

Strong Commitment to Safety
The anticipated increase in 2013
capital expenditures is largely due
to the implementation of a new
Customer Information System
$42.8
$45.1
$44.4
$45.0
$44.3
$54.2
$57.5
$56.2
$58.0
$58.4
$60
$70
$0
$20
$40
$60
$80
2007 2008 2009 2010 2011 2012
Forecast
2013
Forecast
Fiscal Year
Capital Expenditures for Safety
Total Capital Expenditures
$55-
$60-
The Utility remains
focused on consistent
spending to maintain
the ongoing safety and
reliability of its system

September 2012 Exploration & Production 19

September 2012
Seneca Resources

Ongoing Strategic Responses to Low Gas Prices
Ongoing
Delineation in
Appalachia
Maintain Focus
on California
Crude Oil
Delaying
Marcellus
Completions
Reduction
in Rig Count
Production
Curtailment
Generated $175 million of EBITDA in the first nine months of fiscal 2012
Increased capital spending in California
Evaluate Marcellus rich-gas potential in the Western Development Area
Continue to delineate Seneca’s Utica Shale acreage potential
Delaying completions in Tioga County (DCNR Tract 595) due to low natural gas prices on TGP 300
EOG advised Seneca that it likely will not be drilling any wells in fiscal 2013
Seneca began fiscal 2012 with 6 rigs and will operate a 3 rig program in fiscal 2013
Managing production volumes and future completions in Tioga County, targeting consistent gross volumes of 130 MMcf per day into TGP 300, which is equivalent to existing firm sales commitments
Note: A reconciliation of Exploration & Production West Division EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.

September 2012
Seneca Resources

Increased California Spending with Ongoing Marcellus Cuts
(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in Capital Expenditures
$31
$31
(1)
$47 ~$50
$70-$90
$68
$71
$332
$585
$625 -$640
$320 - $385
$188
$398 (1)
$649
$675-$690
$400-$500
$0
$250
$500
$750
$1,000
2009 2010 2011 2012 Forecast 2013 Forecast
Fiscal Year

September 2012
Seneca Resources

Production Still Growing
20.1 19.8
19.2
20
-
21
20
-
22
8.7 9.3
7.9
7 5-7
7.2
35.3
54
-
57
67
-
76
13.7
13.3
5.2
42.5
49.6
67.6
81
-
85
92
-
105
0
25
50
75
100
125
150
2009 2010 2011 2012 Forecast 2013 Forecast
Fiscal Year
California Shallow Appalachia / Other Marcellus/Utica Gulf of Mexico

September 2012
Seneca Resources

Continuing to Focus on Improving Its Cost Structure
The new Pennsylvania Impact Fee led to a
slight increase in 2012 unit cash costs,
however, costs are expected to decrease
~10% per unit from 2012 to 2013
(1)
Represents the midpoint of current General & Administrative Expense guidance of $59 to $63 million, divided by the midpoint of current production guidance of 92 to 105 Bcfe
(2)
Represents the midpoint of current Lease Operating Expense Guidance of $0.90 to $1.10 per Mcfe

September 2012
California

Stable Production and Increasing Cash Flows
Net Acreage:  11,833 Acres
Net Wells:  1,322
Oil Gravity:  12 – 37° Api
NRI:  87.64
Rank Company
California
2011
BOEPD
1 Occidental 164,796
2 Chevron 163,153
3 Aera (Shell/Exxon) 149,974
4 Plains Exploration 36,775
5 Venoco Inc. 18,988
6 Berry Petroleum 18,872
7 Seneca Resources 9,209
8 Macpherson Oil 9,022
9 E&B Natural Resources 5,992
10 ExxonMobil 3,238

September 2012
California

Stable Production Fields
South Lost Hills
~1,700 BOEPD
Monterey Shale
Primary
215 Active Wells
Sespe
~1,200 BOEPD
Sespe Formation
Primary
188 Active Wells
North Lost Hills
~1,200 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
181 Active Wells
North Midway Sunset
~4,300 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~1,000 BOEPD
Antelope Formation
Steamflood
109 Active Wells

September 2012
California

Strong Margins Support Significant Free Cash Flow
Average Revenue
in First Nine Months
of Fiscal 2012
$86.23 per BOE
$8.64
$2.83
$2.60
$2.37
$1.03
$67.64
Non-Steam Fuel LOE
Steam Fuel
G&A
Production & Other Taxes
Other Operating Costs
EBITDA
Fiscal Year 2012 (First Nine Months) EBITDA per BOE
Note: A reconciliation of Exploration & Production West Division EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.

September 2012
Seneca Resources

California – Recent Initiatives Driving Near-Term Growth
1. North Midway Sunset Steaming
2. South Midway Sunset Field Extensions
3. Sespe Infill Drill Program
Production Increase Drivers

September 2012
Midway Sunset South Activity Update
Seneca Resources
?
500’
2012 Drill Program:  21 Wells / 3 Injectors
2013 Drill Program: 17 - 23 Wells / 5 - 9 Injectors
0 ft
50 ft
100 ft
100 ft
50 ft
50 ft
Antelope “A-1”
and “A-2” Sands
Antelope “B”
and “C” Sands
Antelope “A-1” Sand
Seneca Western Minerals 232M
Extended 252 Pool to the West
Seneca Western Minerals 252I
Extended 252 Pool to the East
Seneca Western Minerals 222W
Extended S Ext Pool to the East
Seneca Western Minerals 251U
Extended 251 Pool to the West
100 ft
50 ft
100 ft
50 ft
0 ft
50 ft
0 ft
0 ft
0 ft
0 ft
2012 Drill Program
Producers
Injectors
2013 Drilling Locations
Producers
Injectors

September 2012

350’ Thick
(Medium Blue)
800’ Thick
(Dark Red)
~550’ Thick
(Green)
Powell 4
61 BOEPD
1 Oil 11/11
WS 534-33
42 BOEPD
WS 48-33
1 Production
August 2012
WS 533-33
88 BOEPD
“X” SANDS ISOCHORE (Thickness)
Seneca Resources
Sespe Field – 2011 & 2012 Drilling Programs and Results
Powell 3
136 BOEPD
1 Oil 10/11
1 Mile
2011 Sespe Wells (5)
2012 Sespe Wells (6)
st
st
st
1   Oil 1/12
1 Oil 1/12
st
st

September 2012
Seneca Resources

Monterey Shale Play
Monterey Shale Play
Belridge Field
5 AMIs across the field
Seneca WI:   12.5%
Seneca NRI:  11.1%
Producing (Gross):  50 BOPD
3-4 Delineation Wells Planned
AMI Outlines
Gross Thickness of Monterey Interval

September 2012
Seneca Resources

Expansive Pennsylvania Acreage Position
SRC Lease Acreage
SRC Fee Acreage
NFG Storage Acreage
Evaluating Marcellus rich-gas
and Utica Shale potential
Ongoing development drilling in
Tioga and Lycoming Counties
Eastern Development Area
Net Acreage: 55,000 acres
Mostly leased (16-18% royalty)
No near-term lease expiration
First large expiration: 2018
Western Development Area
Net acreage: ~700,000 acres
Own most mineral rights
Minimal royalty obligation
Minimal lease expiration

September 2012
Seneca Resources

Net Rig Count (Working Interest)
Seneca anticipates
minimal joint venture
activity in fiscal 2013
1.0 1.0 1.0 1.0
5.0
3.0
2.0
2.0
2.0
1.5
1.5
1.5
0.5
7.5
5.5
4.5
2.5
3.0
0
2
4
6
8
10
Fiscal 2012 - Q1 Fiscal 2012 - Q2 Fiscal 2012 - Q3 Current                     Fiscal 2013
Rig Count Forecast
- - Development EOG Operated Delineation Seneca Operated Seneca Operated

September 2012
Seneca Resources

Eastern Development Area (EDA) – Results & Plan Forward
SRC Lease Acreage
SRC Fee Acreage
IPs: 10 – 15 MMCFD
Gross Production:  ~30-35 MMcf per Day
19 Wells Drilled
5 Wells Producing
DCNR Tract 100 Area
Gross Production: ~70 MMcf per Day
33 Wells Drilled
19 Wells Producing
DCNR Tract 595
47 Wells Drilled and Producing
Gross Production: ~80 MMcf per Day
Covington – Fully Developed

September 2012
Seneca Resources

Lycoming and Tioga Counties Are Highly Productive Areas
Development
Area
Producing
Well
Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
Covington
(Tioga
County)
Tract 595
(Tioga
County)
47 5.2 4.7 4.1 5.1 4,049’ 1.3
19 6.9 6.0 5.0 6.5 1.4 4,537’
Tract 100
(Lycoming
County)
4 12.4 11.0 9.5 10.8 5,525’ 2.0

September 2012
Seneca Resources

TGP 300 Pricing Dynamics Led to Production Curtailments
When TGP Zone 4 pricing was below
$2.30, Seneca’s production was
limited to its ~130 MMcf/d of firm
sales commitments at prices more
favorable than the spot market
In August, price
improvements
limited curtailments
Data provided by Bloomberg
$0.00
$1.00
$2.00
$3.00
$4.00
Henry Hub TGP Zone 4

September 2012
Seneca Resources

Ramping Marcellus Shale Production
Forecast
The gray bar represents potential
production into TGP 300 curtailed, in
excess of firm sales volumes, during the
month due to local spot prices below
$2.30/MMBtu
0
50
100
150
200
250
TGP 300 Curtailed Volumes
WDA/Other
EOG JV
Lycoming
DCNR 595
Covington

September 2012
Seneca Resources

Evaluating Marcellus Wet Gas Potential
SRC Lease Acreage
SRC Fee Acreage
Proposed Hz Well
More than 100,000 acres within the
targeted window of 1,100 Btu to 1,200 Btu
Will need cryogenic processing plant
running in “ethane rejection mode” processing
Church Run (1 Well)
Owl’s Nest (2 Wells)
Ridgway (1 Well)

September 2012

Dry
Wet
Utica Shale – Activity Summary
Seneca Resources
Chesapeake
9.5 MMCFD
1,425 BLPD
Chesapeake
3.8 MMCFD
980 BLPD
Chesapeake
3.1 MMCFD
1,015 BLPD
Hess
11 MMCFD
Chesapeake
6.4 MMCFD
Rex
9.2 MMCFD
Vertical Well Drilled
Horizontal Well Permit
Horizontal Well Drilled
Mt. Jewett
Vertical:  Tested Dry Gas
Horizontal:  Completing Fall 2012
Owl’s Nest
Horizontal FY2013
Tionesta
Horizontal:  Completing Fall 2012
Henderson
Vertical Well

September 2012 National Fuel Gas Company 39 Appendix

September 2012
National Fuel Gas Company

Fiscal Year 2013 Earnings Guidance Drivers
2013 Forecast
GAAP Earnings per Share $2.45 - $2.75
Exploration & Production Drivers
Total Production (Bcfe) 92 - 105
DD&A Expense $2.30 - $2.40
LOE Expense $0.90 - $1.10
G&A Expense $59 - $63 MM
Pipeline & Storage Drivers
O&M Expense +3%
Revenue $255 - $265 MM
Utility Drivers
O&M Expense +3%
Normal Weather in PA

September 2012 National Fuel Gas Company 41 Manageable Debt Maturity Schedule $250 $300 $250 $500 $49 $50 7.395% 7.375% $0 $100 $200 $300 $400 $500 $600 Fiscal Year

September 2012
National Fuel Gas Company

Targeted Capital Structure
Long-Term Consolidated
Capital Structure Target
Capital Structure
Targets by Segment
Debt
35% - 45%
Equity
55% - 65%
40%
50%
50%
70%
50%
All Other
E&P
P&S
Utility
Debt Equity
30%
60%
50%

September 2012 Pipeline & Storage / Midstream 43 Appendix

September 2012
Pipeline & Storage

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service Market Status
Lamont Compressor Station 40,000 $6 MM 6/2010 Fully Subscribed Completed
Lamont Phase II Project 50,000 $7.6 MM 7/2011 Fully Subscribed Completed
Line “N” Expansion 160,000 $22 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $56 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 ~$75 MM ~11/2012 Fully Subscribed Currently under construction
Line “N” 2012 Expansion 163,000 ~$43 MM ~11/2012 Fully Subscribed Currently under construction
Line “N” 2013 Expansion 30,000 ~$4 MM 11/2013 OS Concluded
Negotiating with an anchor shipper for all
capacity
Mercer Expansion Project 150,000 ~$30 MM ~6/2014 OS Concluded In discussions with an anchor shipper
Central Tioga County
Extension
~260,000 ~$135 MM 2014/2015 OS Concluded In discussions with an anchor shipper
West to East ~425,000 ~$290 MM ~2015 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,948,000 Dth/D
Capital Investment: ~$669 MM

September 2012
Midstream Corporation

Expansion Initiatives
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $54 MM
Multiple
Phases -
Most
In-Service
Capacity
Available
[Marketing to
Third Parties]
Completed – Flowing into TGP 300
Line.  This includes $30
million of current and future
spending to build compression
and pipeline to connect
additional wells
Trout Run Gathering System 466,000 $130 MM May 2012
Capacity
Available
[Marketing to
Third Parties]
Completed – Flowing into Transco
Leidy Line.  This includes $55
million of current and future
spending to build compression
and pipeline to connect
additional wells
Owl’s Nest Gathering System 200,000 $110 MM
First Phase
FY2014
Fully Subscribed
Preliminary work underway with
development phased in over a five
year period.  Any processing costs
would be incremental.
Total Firm Capacity:  ~886,000 Mcf/D
Capital Investment: ~$294 MM

September 2012 Exploration & Production 46 Appendix

September 2012
National Fuel Gas Company

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2012
(1)
12.4 $4.99 / Mcf
Fiscal 2013 46.7 $4.82 / Mcf
Fiscal 2014 27.4 $4.26 / Mcf
Fiscal 2015 17.8 $4.07 / Mcf
Fiscal 2016 17.9 $4.07 / Mcf
Fiscal 2017 17.9 $4.07 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2012
(1)
0.4 $77.03 / Bbl
Fiscal 2013 1.5 $92.52 / Bbl
Fiscal 2014 0.6 $95.68 / Bbl
Most hedges executed at sales point to eliminate basis risk
(1) Fiscal 2012 hedge positions are for the remaining three months of the fiscal year
Seneca has hedged approximately 57% of its
forecasted production for Fiscal 2013

September 2012
Marcellus Shale

Targeting Continued Cost Reductions
$200
$300
$400
$500
$600
$700
$800
2010 2011 2012
Forecast
2013
Target
Drilling Cost per Lateral Foot
WDA/DCNR 595 DCNR 100
$100
$150
$200
$250
$300
$350
$400
2010 2011 2012
Forecast
2013
Target
Completion Cost per Stage ($000)
WDA/DCNR 595 DCNR 100

September 2012
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handling in development areas
Tioga County – DCNR 595 and Covington
Lycoming County – DCNR 100
Elk County - Owl’s Nest
Installing new evaporative technology
Investigating underground injection
Seneca is committed to protecting the surface from any type of pollution

September 2012
Marcellus Shale

“Zero Liquid Discharge Operation”
Utilizing a state-of-the-art evaporative technology to ensure no liquid is discharged at the surface
Building a centrally located unit in Eastern Development Area (EDA)
Removes all liquids from the production stream
Has the ability to be powered by the waste heat from a compressor station
End products:
Non-hazardous solidified salt material
Clean water vapor emissions

September 2012
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations, or on earnings absent the effect of certain credits and charges, including interest, taxes, and depreciation, depletion and amortization.  The Company’s management uses these non-
GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with
GAAP.

Reconciliation of Segment Capital Expenditures to

        Consolidated Capital Expenditures

        ($ Thousands)

	FY 2009	FY 2010	FY 2011	FY 2012 Forecast	FY 2013 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures	$188,290	$398,174	$648,815	$675,000-690,000	$400,000-500,000
Pipeline & Storage Capital Expenditures - Expansion	52,504	37,894	129,206	$160,000-175,000	$45,000-65,000
Utility Capital Expenditures	56,178	57,973	58,398	$55,000-60,000	$60,000-70,000
Marketing, Corporate & All Other Capital Expenditures	9,829	7,311	17,767	$90,000-110,000	$50,000-75,000

Total Capital Expenditures from Continuing Operations	$306,801	$501,352	$854,186	$980,000-1,035,000	$555,000-710,000

Capital Expenditures from Discountinued Operations
All Other Capital Expenditures	216	$150	$—	$—	$—

Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2011 Accrued Capital Expenditures	$—	$—	$(63,460)	$—	$—
Pipeline & Storage FY 2011 Accrued Capital Expenditures	—	—	(7,271)	—	—
All Other FY 2011 Accrued Capital Expenditures	—	—	(1,389)	—	—
Exploration & Production FY 2010 Accrued Capital Expenditures	—	(55,546)	55,546	—	—
Exploration & Production FY 2009 Accrued Capital Expenditures	(9,093)	9,093	—	—	—
Pipeline & Storage FY 2008 Accrued Capital Expenditures	16,768	—	—	—	—
All Other FY 2009 Accrued Capital Expenditures	(715)	715	—	—	—

Total Accrued Capital Expenditures	$6,960	$(45,738)	$(16,574)	$—	$—

Eliminations	$(344)	$—	$—	$—	$—

Total Capital Expenditures per Statement of Cash Flows	$313,633	$455,764	$837,612	$980,000-1,035,000	$555,000-710,000

Reconciliation of Exploration & Production West Division EBITDA to

        Exploration & Production Segment Net Income

        ($ Thousands)

9 Months Ended June 30, 2012
Exploration & Production - West Division EBITDA	$174,568
Exploration & Production - All Other Divisions EBITDA	111,944

Total Exploration & Production EBITDA	$286,512
Minus: Exploration & Production Net Interest Expense	(19,794)
Minus: Exploration & Production Income Tax Expense	(56,034)
Minus: Exploration & Production Depreciation, Depletion & Amortization	(136,262)

Exploration & Production Net Income	$74,422

Exploration & Production Net Income	$74,422
Exploration & Production - West Division Production (MBoe)	2,581

Exploration & Production - Net Income per West Division Production (Boe)	$28.83

Exploration & Production - West Division EBITDA	$174,568
Exploration & Production - West Division Production (MBoe)	2,581

Exploration & Production - West Division EBITDA per West Division Production (Boe)	$67.64

Reconciliation of EBITDA to Net Income

        ($ Thousands)

	FY 2008	FY 2009	FY 2010	FY 2011	12 Months Ended June 30, 2012
Exploration & Production - West Division EBITDA	$188,008	$170,611	$187,838	$187,603	$223,155
Exploration & Production - All Other Divisions EBITDA	174,216	109,100	139,624	189,854	156,138

Total Exploration & Production EBITDA	$362,224	$279,711	$327,462	$377,457	$379,293

Exploration & Production EBITDA	$362,224	$279,711	$327,462	$377,457	$379,293
Utility EBITDA	161,575	164,443	167,328	168,540	155,530
Pipeline & Storage EBITDA	129,171	130,857	120,858	111,474	128,372
Energy Marketing EBITDA	8,699	11,589	13,573	13,178	6,107
Corporate & All Other EBITDA	(8,156)	(5,575)	2,429	(2,960)	2,508

Total EBITDA	$653,513	$581,025	$631,650	$667,689	$671,810

Total EBITDA	$653,513	$581,025	$631,650	$667,689	$671,810
Minus: Net Interest Expense	(62,555)	(81,013)	(90,217)	(75,205)	(78,234)
Plus: Other Income	7,164	8,200	3,638	6,706	5,954
Minus: Income Tax Expense	(167,672)	(52,859)	(137,227)	(164,381)	(135,003)
Minus: Depreciation, Depletion & Amortization	(169,846)	(170,620)	(191,199)	(226,527)	(255,835)
Minus: Exploration & Production Impairment		(182,811)			—
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax	1,821	(2,776)	6,780	—	—
Plus: Gain on Sale of Unconsolidated Subsidiaries	—	—	—	50,879	—
Plus/Minus: Income/(Loss) from Unconsolidated Subsidiaries	6,303	3,366	2,488	(759)	(61)
Minus: Impairment of Investment in Partnership	—	(1,804)			—

Net Income	$268,728	$100,708	$225,913	$258,402	$208,631